Exhibit 10.6

Framework Agreement
between
Beckman Coulter Life Sciences and Hach Company
This Framework Agreement (“Agreement”), dated as of September 29, 2023, by and between Beckman Coulter, Inc., a corporation organized under the laws of Delaware and having a place of business at 5350 Lakeview Parkway South Drive, Indianapolis, IN 46268, United States (“Beckman”), and Hach Company, a corporation organized under the laws of Delaware and having a place of business at 5600 Lindbergh Drive, Loveland, CO 80538 (“Hach”). Beckman and Hach are hereinafter referred to individually as a “Party” or, collectively, as the “Parties”.
WHEREAS, Hach and Beckman have worked closely over many years to support life sciences customers to conduct particle counting analysis;
WHEREAS, Hach is in the business of manufacturing and selling particle counting products;
WHEREAS, it is contemplated that Hach wishes to continue to supply to Beckman, and Beckman wishes to continue to purchase, certain particle counting products from Hach;
WHEREAS, Beckman wishes to establish the optimum manufacture and associated supply chain for all components of certain particle counting products and to transfer future manufacturing of such products to Beckman or its Designated CMO (as defined in Exhibit A hereto), and Hach wishes to assist Beckman in these efforts;
WHEREAS Hach and Beckman wish to transfer certain intellectual property rights and equipment held by Hach and related to certain products to Beckman in furtherance of the transfer of future manufacturing of such products to Beckman; and
WHEREAS, Beckman wishes to purchase certain additional analytical products from Hach to have certain rights to market, distribute and resell such products throughout certain specified territories and fields of use described in the Exhibits B and C hereto, and Hach wishes to grant such rights to Beckman, upon the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, Hach and Beckman agree as follows:

1.Loveland Contract Manufacturing and Supply Arrangement
1.1On the date hereof, Hach and Beckman shall enter into and be bound by the Manufacturing Supply Agreement in the form attached as Exhibit A hereto, effective as of the date specified therein.

2.Geneva and Shanghai Distribution Arrangements
2.1On the date hereof, Hach and Beckman shall enter into and be bound by the Distribution Agreement in the form attached hereto as Exhibit B, effective as of the date specified therein.
2.2On the date hereof, Shanghai Shilu Instrument Co., Ltd. and Beckman shall enter into and be bound by the QbD1200+ License, Supply and Distribution Agreement in the form attached hereto as Exhibit C, effective as of the date specified therein.

3.Notices
3.1Notices. All communications and notices required to be given between the Parties will be valid when made by email with confirmed receipt, registered mail, certified mail with return receipt requested, express courier with delivery confirmation, or by facsimile communication subsequently confirmed by mail, delivered to the designated addressees of the other Party as shown herein, which may be changed by notice given in compliance with this Section. Any notice given in compliance with this section will be deemed received on the date indicated by the carrier’s delivery confirmation.
If to Beckman:
Beckman Coulter, Inc.
5600 Lindbergh Drive
Building 3
Loveland, CO 80538
United States
Attn: Particle Counting and Characterization Business Unit

Courtesy copy to:
Beckman Coulter, Inc.
5350 Lakeview Parkway South Drive
Indianapolis, IN 46268
United States
Attn: Legal Department

If to Hach:
Hach Company, Inc.
5600 Lindbergh Dr.
Loveland, CO 80538
United States
Attn: President
Courtesy copy to:
Hach Company, Inc.
5600 Lindbergh Dr.
Loveland, CO 80538
United States
Attn: Legal Department

4.General Provisions
4.1Governing Law. This Agreement, including all exhibits, schedules, attachments and appendices attached hereto and thereto, and all matters arising out of or relating to this Agreement, are governed by and construed in accordance with, the Laws of the State of New York, United States of America, without regard to the conflict of laws provisions thereof. The Parties agree that the United Nations Convention on Contracts for the International Sale of Products does not apply to this Agreement.
4.2Assignment. This Agreement will be a binding obligation of the successors and permitted assigns of each Party. Neither Party hereto will have the right to assign any of its rights or obligations under this Agreement without the prior written consent of the other Party, except that both Parties will have the right without such consent to assign this Agreement to any of its affiliates or to a successor or transferee of substantially all of its assets, provided the assignee provides the other Party with written acceptance of the assignment and agrees to be bound by the same obligations as the assigning Party.
4.3Entire Agreement. This Agreement and the Exhibits hereto contain the entire and only agreement between the Parties respecting the subject matter hereof and supersedes any prior understandings or agreements, whether oral or written. Any representation, promise, or condition regarding the subject matter of this Agreement not incorporated herein will not be binding on either Party. Preprinted terms and conditions on any other documents used by the parties in administration of this Agreement, including but not limited to any purchase order, order acknowledgement, or invoice, shall be of no effect.
4.4Conflicts. In the event of any conflict between the terms of this Agreement and the terms of any of Exhibits A, B or C hereto, the terms of Exhibits A, B or C hereto, as applicable, shall control with respect to the matters set forth therein.
4.5Waiver or Modification. No waiver, alteration, modification, renewal, or extension of this Agreement will be valid unless made in writing and signed by duly authorized representatives of both Parties.
4.6Section Headings. The section and paragraph headings used in this Agreement are for purposes of convenience or reference only. They will not be used to explain, limit, or extend the meaning of any part of this Agreement.
4.7Severability. In the event that any one or more of the provisions contained in this Agreement will for any reason be held by a court of competent jurisdiction to be unenforceable in any respect, the holding will not affect any other provisions of this Agreement and the Agreement will then be construed as if such unenforceable provisions are not a part hereof.
4.8Independent Contractors. The relationship between Beckman and Hach will be solely that of independent contractors acting individually as Hach and purchaser of products and nothing in this Agreement will create or be deemed to create an employment relationship, joint venture, partnership, or other agency between the Parties. Both Parties represent to each other that they have not and will not hold themselves out as a representative, agent, commission-sales agent, or employee of the other Party for any purpose. Neither Party has any right or authority to assume or to create any obligation or responsibility on behalf of the other Party except by written agreement signed by each of them. Each Party assumes sole responsibility for fully complying with laws applicable to its own personnel, none of whom will be deemed employees or agents of the other Party.
4.9Counterparts and Signature. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original, and all of which together will constitute a single instrument. Any signatures delivered by a Party by facsimile transmission or by e-mail transmission of an electronic file will be deemed an original signature hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by their duly authorized representatives on the date first written above.

Beckman Coulter, Inc.			Hach Company

By:	/s/ Suzanne Foster		By:	/s/ Melissa Aquino
	Name:	Suzanne Foster		Name:	Melissa Aquino
	Title:	President		Title:	VP & Group Executive, Water Quality